Exhibit 99.2

Claire’s to Implement Balance Sheet Restructuring Supported by

Holders of Substantial Majority of Company’s Funded Debt

Enters Restructuring from Position of Operational Strength, with Momentum from Stronger Earnings, Higher Margins, and Business Growth Opportunities Ahead

Business to Continue Delivering Outstanding Service to Millions of Customers Across its Worldwide Network of Stores Without Interruption

Expected Adjusted EBITDA for FY2017 Approximately $212 million, Up Nearly 13% from FY2016

Expected Adjusted EBITDA Margin for FY2017 Approximately 16.1%, Up Nearly 170 Basis Points from FY2016

Expected Net Sales and Net Income for FY2017 Approximately $1,318 million and $29 million, respectively

HOFFMAN ESTATES, ILL. – March 19, 2018 – Claire’s Stores, Inc. (“Claire’s” or the “Company”) announced that it is pursuing a financial restructuring in order to eliminate a substantial portion of debt from the Company’s balance sheet and position Claire’s for long-term success pursuant to a chapter 11 reorganization process commenced in the United States Bankruptcy Court for the District of Delaware by Claire’s and certain of its U.S. affiliates. Claire’s international subsidiaries are not part of the Company’s U.S. chapter 11 filings.

The Company’s management is confident that, through the restructuring process, Claire’s will cement its position as one of the world’s leading specialty retailers of fashionable jewelry, accessories, and beauty products for young women, teens, “tweens” and kids for many years to come. Unlike other retailers that have come before it, Claire’s has commenced its restructuring process from a position of unique operational strength:

•	The Company expects to report adjusted EBITDA for FY2017 (on a 52-week basis) of approximately $212 million, up nearly 13% from FY2016. A reconciliation of net income to adjusted EBITDA is included in this release.

•	The Company expects to report an adjusted EBITDA margin for FY2017 (on a 52-week basis) of approximately 16.1%, up nearly 170 basis points from FY2016.

•	The Company expects to report net sales and net income for FY2017 (on a 52-week basis) of approximately $1,318 million and $29 million, respectively.

•	Claire’s is growing, not shrinking, its business. The Company expects its concessions business to grow by more than 4,000 stores in 2018.

•	Claire’s continues to be the world’s leading ear piercer, having pierced over 100,000,000 ears worldwide, and approximately 3,500,000 ears in FY2017 in the United States alone. The Company’s iconic ear piercing services are unmatched and cannot be replicated online.

•	The Company is utilizing the chapter 11 process to effectuate a balance sheet—not an operational—restructuring.

•	The Company is current on payments to its trade vendors, and has ample liquidity to maintain strong partnerships with its domestic and non-domestic suppliers, including by making timely payments on customary trade terms.

•	The Company has obtained $135 million in debtor-in-possession (DIP) financing commitments, including an asset-based lending facility and a term loan from Citigroup Global Markets Inc. (“Citi”).

•	The Company’s restructuring efforts are supported by holders of approximately 72% of the Company’s First Lien Debt, 8% of its Second Lien Notes, and 83% of its Unsecured Notes.

The Company has commenced its restructuring process having executed a Restructuring Support Agreement (the “RSA”) with its Ad Hoc Group of First Lien Creditors led by Elliott Management Corporation and Monarch Alternative Capital LP that collectively holds approximately 72% of the Company’s First Lien Debt, 8% of its Second Lien Notes, and 83% of its Unsecured Notes. Pursuant to the transactions contemplated by the RSA, members of the Ad Hoc Group of First Lien Creditors have agreed to provide the Company with approximately $575 million of new capital, including financing commitments for a new $75 million asset-based lending facility, a new $250 million first lien term loan, and $250 million as a preferred equity investment. With these commitments in place, Claire’s expects to complete the chapter 11 process in September 2018, emerge with over $150 million of liquidity, and reduce its overall indebtedness by approximately $1.9 billion.

“This transaction substantially reduces the debt on our balance sheet and will enhance our efforts to provide the best possible experience for our customers,” said Ron Marshall, Claire’s Chief Executive Officer. Mr. Marshall continued, “We will complete this process as a healthier, more profitable company, which will position us to be an even stronger business partner for our suppliers, concessions partners, and franchisees.”

Claire’s expects to operate its business in the ordinary course during its restructuring process, and its Claire’s® and Icing® locations worldwide will continue to provide their customers with the assortment of products and quality of service they have come to expect to find in the Company’s stores. In connection with its restructuring, the Company has filed a series of customary motions seeking court approval of the Company’s honoring wage-, benefits-, and critical- and foreign-vendor-related claims. Cash flows from operations, coupled with the RSA and the Company’s fully-underwritten $135 million DIP facility from Citi, will provide Claire’s with ample liquidity to enter into, operate within, and emerge from chapter 11 seamlessly.

Lazard Frères & Co. LLC is serving as investment banker to Claire’s; FTI Consulting, Inc. is serving as restructuring advisor to Claire’s; Hilco Real Estate, LLC is serving as real estate advisor to Claire’s; and Weil, Gotshal & Manges LLP is serving as legal counsel to Claire’s.

The Ad Hoc First Lien Group is represented by Willkie Farr & Gallagher LLP and Millstein & Co.

Court documents and additional information are available on the website administered by the Company’s claims and noticing agent, Prime Clerk LLC, at https://cases.primeclerk.com/claires or may be obtained by calling the Claire’s Restructuring Hotline, toll-free in the U.S., at (844) 276-3027. For calls originating outside of the U.S., please dial (917) 962-8890.

About Claire’s

Claire’s is one of the world’s leading specialty retailers of fashionable jewelry and accessories for young women, teens, “tweens,” and girls ages 3 to 35. The Company operates through its two store brand names: Claire’s® and Icing®. The Company sells its products in over 7,500 locations in 45 countries around the world, through Company-owned stores, concessions, and franchise locations. The Company has been piercing ears since 1978, and has pierced over 100 million ears worldwide. More information regarding the Company is available on the Company’s corporate website at www.clairestores.com.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this press release constitute forward-looking statements. Such statements are not historical fact. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors, and our actual results, performance, or achievements could differ materially from results, performance, or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to the court-supervised restructuring process, descriptions of management’s strategy, plans, objectives, expectations, or intentions, including the ability to support the Company’s operations during the restructuring process and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions, and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any proposed transactions the Company considers. Risks and uncertainties relating to any capital restructuring initiative include: risks and uncertainties relating to the U.S. chapter 11 filings, including but not limited to, the Company’s ability to obtain court approval with respect to motions in its chapter 11 cases, the effects of its chapter 11 cases on the Company and on the interests of various constituents, the ruling of the bankruptcy court in the Company’s chapter 11 cases and the outcome of the Company’s chapter 11 cases in general, the length of time the Company will operate under its chapter 11 cases, risks associated with third-party motions in its chapter 11 cases, the potential adverse effects of its chapter 11 cases on the Company’s liquidity or results of operations or business prospects and increased legal and other professional costs necessary to execute the Company’s reorganization; the potential adverse effects of the Company’s chapter 11 cases on the its liquidity; the transactions contemplated in the (DIP) financing commitments and RSA are subject to certain conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control, including the negotiation of terms, conditions and provisions of such financing; the ability of the Company to obtain requisite support for the restructuring from various stakeholders; the ability of the Company to continue as a going concern; the ability of the Company to execute any restructuring plan; and the effects of disruption from any restructuring making it more difficult to maintain business, financing and operational relationships, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond the Company’s control. New factors, risks, and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks, and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These and other applicable risks, cautionary statements and factors that could cause actual results to differ from the Company’s forward-looking statements are included in the Company’s filings with the SEC, specifically as described in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017 filed with the SEC on April 14, 2017. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions, or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Net Income Reconciliation to Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA represents net income, adjusted to exclude income taxes, interest expense and income, depreciation and amortization, loss (gain) on early debt extinguishments, asset impairments, management fees, severance and transaction related costs, and certain non-cash and other items. We use Adjusted EBITDA and as a percentage of net sales, Adjusted EBITDA margin, as important tools to assess our operating performance. We consider Adjusted EBITDA to be a useful measure in highlighting trends in our business. We reinforce the importance of Adjusted EBITDA with our bonus eligible associates by using this metric in our annual performance bonus program. We believe that Adjusted EBITDA is effective, when used in conjunction with net income, in evaluating asset performance, and differentiating efficient operators in the industry. Furthermore, Adjusted EBITDA is defined in the covenants contained in our debt agreements and it is the metric we use to communicate our financial performance to our debt investors.

Adjusted EBITDA is not a measure of financial performance under GAAP, and is not intended to represent cash flow from operations under GAAP and should not be used as an alternative to net income as an indicator of operating performance or to represent cash flow from operating, investing or financing activities as a measure of liquidity. We compensate for the limitations of using Adjusted EBITDA by using it only to supplement our GAAP results to provide a more complete understanding of the factors and trends affecting our business. Adjusted EBITDA has its limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.

Some of the limitations of Adjusted EBITDA are:

•	Adjusted EBITDA does not reflect our cash used for capital expenditures;

•	Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized often will have to be replaced and Adjusted EBITDA does not reflect the cash requirements for such replacements;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital requirements; and

•	Adjusted EBITDA does not reflect the cash necessary to make payments of interest or principal on our indebtedness.

While Adjusted EBITDA is frequently used as a measure of operations and the ability to meet indebtedness service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

CLAIRE’S STORES, INC. AND SUBSIDIARIES

ADJUSTED EBITDA

(UNAUDITED)

(In Thousands)

	Twelve Months Ended February 3, 2018 (1)	Twelve Months Ended January 28, 2017
Net income	$28,656	$53,899
Income tax benefit	(61,951)	(2,151)
Interest expense	176,643	200,216
Interest income	(33)	(29)
Impairment of assets (a)	1,352	181,618
Gain on early debt extinguishment	—	(315,653)
Depreciation and amortization	45,170	55,508
Amortization of intangible assets	3,393	2,970
Stock compensation, book to cash rent (b)	348	(1,966)
Management fee, consulting (c)	3,936	4,377
Other (d)	14,314	9,436

Adjusted EBITDA	$211,828	$188,225

Net Sales	$1,317,691	$1,311,316

Adjusted EBITDA Margin	16.1%	14.4%

(1)	Prepared on a 52-week basis.
a)	Represents estimated impairment charges recorded in connection with the Company’s annual assessment of impairment of goodwill, indefinite-lived intangible assets, and finite-lived assets.
b)	Includes: non-cash stock compensation expense, net non-cash rent expense, amortization of rent free periods, the inclusion of cash landlord allowances, and the net accretion of favorable (unfavorable) lease obligations.
c)	Includes: the management fee paid to Apollo Management and Morgan Joseph Tri-Artisan Capital Partners and consulting expenses.
d)	Includes: non-cash losses on property and equipment primarily associated with remodels, relocations and closures and non-cash asset write-offs; other payments associated with store closures; costs, including third party charges, compensation, incurred in conjunction with the relocation of new employees and retention of current employees; non-cash foreign exchange gains/losses resulting from intercompany transactions and remeasurements of U.S. dollar denominated cash accounts of our foreign entities into their functional currency; store pre-opening costs; and severance and transaction related costs.

Media Contacts:

Claire’s Stores, Inc.

Hind Palmer

Hind.Palmer@claires.com

+44 (0) 7773-844670

Melanie Berry

Melanie.Berry@claires.com

(847) 898-0120

Or

Rubenstein Public Relations

Tisha Kresler

Tkresler@rubenstein.com

(212) 843-8294

Marcia Horowitz

Mhorowitz@rubenstein.com

(212) 843-8014

Alex Stockham

Astockham@rubenstein.com

(646) 251-3736